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                                                                   EXHIBIT 10.83

                                LOAN TERMS TABLE

Note Date: April 8, 2004
Borrower: INLAND WESTERN ST. GEORGE, L.L.C., a Delaware limited liability company
Original Principal Amount: $10,590,000.00           Loan No.: 57968
Note Rate: 4.29%                                    Servicing No.:   3179553
                                                    Borrower's TIN: 20-0819988
Monthly Payment Amount: As defined in Article l(a) Maturity Date: May 1, 2009 Lockout Period: From the date hereof through and including April 30, 2007


                                 PROMISSORY NOTE

     FOR VALUE RECEIVED Borrower, having its principal place of business at 2901 Butterfield Road, Oak Brook, IL 60523, hereby unconditionally promises to pay to the order of BANK OF AMERICA, N.A., a national banking association, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina NC1-027-20-03 ("LENDER"), the Original Principal Amount, in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Note Rate, and to be paid in accordance with the terms set forth below. The Loan Terms Table set forth above is a part of this Note and all terms used in this Note which are defined in the Loan Terms Table shall have the meaning set forth therein. All capitalized terms not defined herein shall have the respective meanings set forth in that certain Loan Agreement dated the date hereof between Lender and Borrower (the "Loan Agreement").

                  ARTICLE 1 - PAYMENT TERMS; MANNER OF PAYMENT

     (a) Borrower hereby agrees to pay sums due under this Note as follows: an initial payment is due on the Closing Date for interest from the Closing Date through and including the last day of the calendar month in which the Closing Date occurs; and thereafter, consecutive monthly installments of interest only in an amount calculated in accordance with Article 2 below (such amount, the "MONTHLY PAYMENT AMOUNT") shall be payable pursuant to the terms hereof on the first (1st) day of each month beginning on June 1, 2004 (each such date through and including the Maturity Date, a "SCHEDULED PAYMENT DATE") through and including the Scheduled Payment Date occurring immediately prior to the Maturity Date, except that any remaining indebtedness, if not sooner paid, shall be due and payable on the Maturity Date.

     (b) Each payment by Borrower hereunder shall be made to P.O. Box 515228, Los Angeles, CA 90051-6528, or at such other place as Lender may designate from time to time in writing. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, such payment shall be made on the first Business Day preceding such scheduled due date. All payments made by Borrower hereunder or under the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

     (c) Prior to the occurrence of an Event of Default, all monthly payments made as scheduled on this Note shall be applied to the payment of interest computed at the Note Rate.

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All voluntary and involuntary prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining Principal Amount, and any other sums due and unpaid to the Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion, including, but not limited to, application to principal installments in inverse order of maturity. Following the occurrence of an Event of Default, any payment made on this Note shall be applied to accrued but unpaid interest, late charges, accrued fees, the unpaid principal amount of this Note, and any other sums due and unpaid to Lender in connection with the Loan, in such manner and order as Lender may elect in its sole and absolute discretion.

     (d) Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practices of the collecting bank or banks.

                              ARTICLE 2 - INTEREST

     The Loan shall bear interest at a fixed rate per annum equal to the Note Rate. Interest shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each. Except as otherwise set forth herein or in the other Loan Documents, interest shall be paid in arrears.

                      ARTICLE 3 - DEFAULT AND ACCELERATION

     The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid prior to the tenth day following the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                       ARTICLE 4 - PAYMENTS AFTER DEFAULT

     Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Loan shall accrue at a rate per annum equal to the lesser of (a) the maximum rate permitted by applicable law, or (b) four percent (4%) above the Note Rate (such rate, the "DEFAULT RATE"). Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the earlier of (i) the actual receipt and collection of the Debt (or that portion thereof that is then due) and (ii) the cure of such Event of Default. To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Mortgage. This Article shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default; the acceptance of any payment from Borrower shall not be deemed to cure or constitute a waiver of any Event of Default; and Lender retains its rights under this Note, the Loan Agreement and the other Loan Documents to accelerate and to continue to

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demand payment of the Debt upon the happening of and during the continuance any
Event of Default, despite any payment by Borrower to Lender.

                             ARTICLE 5 -- PREPAYMENT

     Except as otherwise expressly permitted by this Article 5, no voluntary prepayments, whether in whole or in part, of the Loan or any other amount at any time due and owing under this Note can be made by Borrower or any other Person without the express written consent of Lender.

     (a) LOCKOUT PERIOD. Borrower shall have no right to make, and Lender shall have no obligation to accept, any voluntary prepayment, whether in whole or in part, of the Loan, or any other amount under this Note or the other Loan Documents, at any time during the Lockout Period. At any time following the expiration of the Lockout Period, the principal balance of this Note may be voluntarily prepaid in whole, but not in part, upon the satisfaction of the following conditions:

          (i)   no Default shall exist under any of the Loan Documents;

          (ii) not less than sixty (60) (but not more than ninety (90)) days prior written notice shall be given to Lender specifying a date on which the prepayment shall occur such date being a Scheduled Payment Date (the "Prepayment Date");

          (iii) Borrower has paid to Lender all accrued and unpaid interest on the Loan through and including the Prepayment Date together with all other sums due under this Note and the other Loan Documents; and

          (iv) Borrower has paid to Lender a prepayment premium in an amount equal to Yield Maintenance (as defined and calculated in accordance with Section 5(b) below).

     (b) INVOLUNTARY PREPAYMENT. In the event of any involuntary prepayment of the Loan or any other amount under this Note, whether in whole or in part, in connection with or following Lender's acceleration of this Note or otherwise, and whether the Mortgage is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means, including, without limitation, repayment of the Loan by Borrower or any other Person pursuant to any statutory or common law right of redemption, Borrower shall, in addition to any portion of the principal balance of the Loan prepaid (together with all interest accrued and unpaid thereon and in the event the prepayment is made on a date other than a Scheduled Payment Date, a sum equal to the amount of interest which would have accrued under this Note on the amount of such prepayment if such prepayment had occurred on the next Scheduled Payment Date), pay to Lender a prepayment premium in an amount equal to Yield Maintenance together with, if such involuntary prepayment occurs during the Lockout Period, an amount equal to one percent (1%) of the portion of the Loan being prepaid,

As used herein, "Yield Maintenance" means a prepayment premium in an amount equal to the greater of:

          (i)   1% of the portion of the Loan being prepaid; or

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          (ii)  the product obtained by multiplying;

                (A)  the portion of the Loan being prepaid, times;

                (B) the difference obtained by subtracting (I) the Yield Rate from (II) the Note Rate, times;

                (C) the present value factor calculated using the following formula:

                     1-(1+r)(TO THE POWER OF -n)
                     --------------------------
                                 r

                     r =   Yield Rate

                     n = the number of years and any fraction thereof, remaining between the date the prepayment is made and the Maturity Date of this Note.

     As used herein, "YIELD RATE" means the yield rate for the 2.625% U.S. Treasury Security due March, 2009, as reported in THE WALL STREET JOURNAL on the fifth Business Day preceding the Prepayment Calculation Date. If the Yield Rate is not published for such U.S. Treasury Security, then the "Yield Rate" shall mean the yield rate for the nearest equivalent U.S. Treasury Security (as selected at Lender's sole and absolute discretion) as reported in THE WALL STREET JOURNAL on the fifth Business Day preceding the Prepayment Calculation Date. If the publication of such Yield Rate in THE WALL STREET JOURNAL is discontinued, Lender shall determine such Yield Rate from another source selected by Lender in Lender's sole and absolute discretion. The "PREPAYMENT CALCULATION DATE" shall mean, as applicable, the date on which (i) Lender applies any prepayment to the reduction of the outstanding principal amount this Note, (ii) Lender accelerates the Loan, in the case of a prepayment resulting from acceleration, (iii) Lender applies funds held under any Reserve Account, in the case of a prepayment resulting from such an application (other than in connection with acceleration of the Loan), or (iv) with respect to a voluntary prepayment pursuant under Section 5(a) two (2) Business Days prior to the Prepayment Date.

     (c) INSURANCE PROCEEDS AND AWARDS; EXCESS INTEREST. Notwithstanding any other provision herein to the contrary, and provided no Default exists, Borrower shall not be required to pay any prepayment premium in connection with any prepayment occurring solely as a result of (i) the application of Insurance Proceeds or Awards pursuant to the terms of the Loan Documents, or (ii) the application of any interest in excess of the maximum rate permitted by applicable law to the reduction of the Loan.

     (d) OPEN PREPAYMENT PERIOD. During the two (2) months prior to the Maturity Date, upon giving Lender at least sixty (60) days (but not more than ninety (90) days) prior written notice, Borrower may voluntarily prepay
(without premium) this Note in whole (but not in part) on a Scheduled Payment Date. Lender shall accept a prepayment pursuant to this Section 5(d) on a day other than a Scheduled Payment Date provided that, in addition to payment of the full outstanding principal balance of this Note, Borrower pays to Lender a sum equal to the amount

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of interest which would have accrued on this Note if such prepayment occurred on the next Scheduled Payment Date,

     (e) LIMITATION ON PARTIAL PREPAYMENTS. In no event shall Lender have any obligation to accept a partial prepayment.

                              ARTICLE 6 - SECURITY

     This Note is secured by the Mortgage and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Mortgage and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

                            ARTICLE 7 - USURY SAVINGS

     This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by this Note and as provided for herein or in the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan (such rate, the "MAXIMUM LEGAL RATE"). If, by the terms of this Note or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Note Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

                         ARTICLE 8 - LATE PAYMENT CHARGE

     If any principal or interest payment is not paid by Borrower before the tenth (10th) day after the date the same is due (or such greater period, if any, required by applicable law), Borrower shall pay to Lender upon demand an amount equal to the lesser of four percent (4%) of such unpaid sum or the maximum amount permitted by applicable law in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, provided however, Borrower shall not be required to pay Lender a late charge in connection with the final payment under the loan. Any such amount shall be secured by the Mortgage and the other Loan Documents to the extent permitted by applicable law.

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                           ARTICLE 9 - NO ORAL CHANGE

     This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                              ARTICLE 10 - WAIVERS

     Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind except as provided in the Loan Agreement. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor limited liability company, but any predecessor limited liability company and its members shall not thereby be released from any liability. If Borrower is a partnership, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such borrowing entity which may be set forth in the Loan Agreement, the Mortgage or any other Loan Documents.) If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

                           ARTICLE 11 - TRIAL BY JURY

     BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION

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THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND
VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

                              ARTICLE 12 - TRANSFER

     Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter arising from events thereafter occurring; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                            ARTICLE 13 - EXCULPATION

     The provisions of Article 15 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

                           ARTICLE 14 - GOVERNING LAW

     This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and applicable federal laws of the United States of America.

                              ARTICLE 15 - NOTICES

     All notices or other written communications hereunder shall be delivered in accordance with Article 16 of the Loan Agreement.

                   ARTICLE 16 - TAXPAYER IDENTIFICATION NUMBER

     This Note provides for the Borrower's federal taxpayer identification number to be inserted in the Loan Terms Table on the first page of this Note. If such number is not available at the time of execution of this Note or is not inserted by the Borrower, the Borrower hereby authorizes and directs the Lender to fill in such number on the first page of this Note when the Borrower provides to Lender, advises the Lender of, or the Lender otherwise obtains, such number.

                          ARTICLE 17 - ATTORNEYS' FEES

     Any provisions in this Note or elsewhere in the Loan Documents providing for the payment of "attorneys' fees," "reasonable attorneys' fees" or words of similar import, shall mean actual attorneys' fees and paralegal fees incurred based upon the usual and customary fees or

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hourly rates of the attorneys and paralegals involved without giving effect to any statutory presumption that may then be in effect.

                         [NO FURTHER TEXT ON THIS PAGE]

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     IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                         INLAND WESTERN ST. GEORGE, L.L.C.,
                                         a Delaware limited liability company

                                         By: INLAND WESTERN RETAIL REAL
                                             ESTATE TRUST, INC., a Maryland
                                             corporation, its Sole Member


                                             By:   /s/ Debra A Palmer
                                                ------------------------
                                             Name:   Debra A Palmer
                                                   ---------------------
                                             Title: Asst Secretary
                                                   ---------------------

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                                ADDENDUM TO NOTE
                                     (Utah)


     BY INITIALING BELOW, THE BORROWER EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT, PURSUANT TO THE TERMS OF THIS NOTE, IT HAS AGREED THAT IT HAS NO RIGHT TO PREPAY THIS NOTE PRIOR TO THE END OF THE LOCKOUT PERIOD AND THAT IT SHALL BE LIABLE FOR THE PAYMENT 0F THE PREPAYMENT CHARGES FOR PREPAYMENT OF THIS NOTE UPON ACCELERATION OF THIS NOTE IN ACCORDANCE WITH ITS TERMS. FURTHER, BY INITIALING BELOW, THE BORROWER WAIVES ANY RIGHTS IT MAY HAVE UNDER UTAH LAW TO PREPAY THIS NOTE AND EXPRESSLY ACKNOWLEDGES AND UNDERSTANDS THAT THE LENDER HAS MADE THE LOAN IN RELIANCE ON THE AGREEMENTS AND WAIVER OF THE BORROWER AND THAT THE LENDER WOULD NOT HAVE MADE THE LOAN WITHOUT SUCH AGREEMENTS AND WAIVER OF THE BORROWER.

                                         INLAND WESTERN ST. GEORGE, L.L.C.,
                                         a Delaware limited liability company

                                         By: INLAND WESTERN RETAIL REAL
                                             ESTATE TRUST, INC., a Maryland
                                             corporation, its Sole Member


                                             By:   /s/ Debra A Palmer
                                                ------------------------
                                             Name:   Debra A Palmer
                                                   ---------------------
                                             Title: Asst Secretary
                                                   ---------------------